Exhibit 4.1

NUMBER G 6907

GREEN MOUNTAIN COFFEE ROASTERS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES SPECIMEN

COMMON STOCK PAR VALUE $0.10 PER SHARE

CUSIP 393122 10 6 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that SPECIMEN SPECIMEN is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF

GREEN MOUNTAIN COFFEE ROASTERS, INC. (the “Company”)

transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-laws of the Company and any amendments thereto (copies thereof being on file with the Secretary of the Company) and the holder hereof, by accepting this certificate, expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

Frances G. Ratuke

Treasurer and Chief Financial Officer

GREEN MOUNTAIN COFFEE ROASTERS, INC. CORPORATE SEAL 1993 DELAWARE

Laurence J. Blanford

President and Chief Executive Officer

Countersigned and Registered:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

SPECIMEN

Transfer Agent and Registrar

By

Authorized Officer

AMERICAN BANK NOTE COMPANY.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares
of the common stock represented by the within Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

Signature Guaranteed:

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, A COMMERCIAL BANK OR TRUST COMPANY, OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.